EXECUTION VERSION

JACOBS ENGINEERING GROUP INC.
___________________________________
FIRST AMENDMENT
Dated as of May 11, 2018
to the
NOTE PURCHASE AGREEMENT
Dated as of March 12, 2018
___________________________________
RE:     $190,000,000 4.27% Senior Notes, Series A, due May 8, 2025
$180,000,000 4.42% Senior Notes, Series B, due May 8, 2028
$130,000,000 4.52% Senior Notes, Series C, due May 8, 2030

FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT
THIS FIRST AMENDMENT dated as of May 11, 2018 (the or this “First Amendment”) to the Note Purchase Agreement dated as of March 12, 2018 is between JACOBS ENGINEERING GROUP INC., a Delaware corporation (the “Company”) and each of the institutions which is a signatory to this First Amendment (collectively, the “Purchasers”).
RECITALS:
A.    The Company and each of the Purchasers have heretofore entered into the Note Purchase Agreement dated as of March 12, 2018 (the “Note Purchase Agreement”), which provides for (i) $190,000,000 aggregate principal amount of its 4.27% Senior Notes, Series A, due May 8, 2025 (the “Series A Notes”), (ii) $180,000,000 aggregate principal amount of its 4.42% Senior Notes, Series B, due May 8, 2028 (the “Series B Notes”) and (iii) $130,000,000 aggregate principal amount of its 4.52% Senior Notes, Series C, due May 8, 2030 (the “Series C Notes”, together with the Series A Notes and the Series B Notes, the “Notes”) pursuant to the Note Purchase Agreement.
B.    The Company and the Purchasers now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.
C.    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement.
NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchasers do hereby agree as follows:
Section 1.1.    Section 3 of the Note Purchase Agreement shall be and is hereby amended by deleting the phrase “on May 8, 2018 or on such other Business Day thereafter on or prior to May 11, 2018” and replacing it with the phrase “on May 15, 2018.”
Section 1.2.    For avoidance of doubt, all references to the “Closing” in the Note Purchase Agreement shall now refer to the Closing to occur on May 15, 2018.
Section 1.3.    Upon receipt by the Company and Purchasers of executed counterparts of this First Amendment, duly executed by the Company and the Purchasers, this First Amendment shall become effective.

Section 1.4.    This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.
Section 1.5.    Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references to the Note Purchase Agreement shall mean the Note Purchase Agreement as modified by this First Amendment unless the context otherwise requires.
Section 1.6.    This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 22.8 of the Note Purchase Agreement is hereby incorporated by reference and hereby applies to this First Amendment with same force and effect as if such section was fully set forth herein.
Section 1.7.    The execution hereof by each of the parties hereto shall constitute a contract between such parties for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

[Signature Pages Follow]

Very truly yours,

JACOBS ENGINEERING GROUP INC.

By /s/ Kevin Berryman
Name: Kevin Berryman
Title: Chief Financial Officer

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY

METROPOLITAN TOWER LIFE INSURANCE COMPANY, SUCCESSOR IN INTEREST TO GENERAL AMERICAN LIFE INSURANCE
COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

By: /s/ John A. Wills
Name: John A. Wills
Title: Senior Vice President and Managing
Director

BRIGHTHOUSE LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

EMPLOYERS REASSURANCE CORPORATION
by MetLife Investment Advisors, LLC, Its Investment Adviser

TRANSATLANTIC REINSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Frank O. Monfalcone
Name: Frank O. Monfalcone
Title: Managing Director

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

SYMETRA LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

ZURICH AMERICAN INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

PENSION AND SAVINGS COMMITTEE, ON BEHALF OF THE ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST
by MetLife Investment Advisors, LLC, Its Investment Manager

FARMERS NEW WORLD LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

By: /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

STATE FARM LIFE INSURANCE COMPANY

By     /s/ Julie Hoyer
Name: Julie Hoyer
Title: Investment Executive

By     /s/ Rebekah L. Holt
Name: Rebekah L. Holt
Title: Investment Professional

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By     /s/ Julie Hoyer
Name: Julie Hoyer
Title: Investment Professional

By     /s/ Rebekah L. Holt
Name: Rebekah L. Holt
Title: Investment Professional

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By     /s/ Christopher D. Pahlke
Name: Christopher D. Pahlke
Title: Vice President

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By     /s/ Christopher D. Pahlke
Name: Christopher D. Pahlke
Title: Vice President

TRANSAMERICA LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By     /s/ Christopher D. Pahlke
Name: Christopher D. Pahlke
Title: Vice President

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

TRANSAMERICA CASUALTY INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By     /s/ Christopher D. Pahlke
Name: Christopher D. Pahlke
Title: Vice President

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

UNUM LIFE INSURANCE COMPANY OF AMERICA
By: Provident Investment Management, LLC
Its: Agent

By: /s/ J. Paul Jullienne
Name: J. Paul Jullienne
Title: Vice President, Managing Counsel
and Corporate Secretary

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

PRINCIPAL LIFE INSURANCE COMPANY

By: Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By: /s/ Alex P. Montz
Name: Alex P. Montz
Title: Counsel

By: /s/ Anne R. Cook
Name: Anne R. Cook
Title: Counsel

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By: /s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

EAGLE LIFE INSURANCE COMPANY

By: /s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

AMERICAN UNITED LIFE INSURANCE COMPANY

By     /s/ Michael D. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company

Its:	Agent

By     /s/ Michael D. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

UNITED FARM FAMILY LIFE INSURANCE COMPANY

By:	American United Life Insurance Company

Its:	Agent

By     /s/ Michael D. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

GENWORTH MORTGAGE INSURANCE CORPORATION

By: /s/ William S. Shepetin
Name: William S. Shepetin
Title: Investment Officer

GENWORTH LIFE INSURANCE COMPANY

By: /s/ William S. Shepetin
Name: William S. Shepetin
Title: Investment Officer

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ William S. Shepetin
Name: William S. Shepetin
Title: Investment Officer

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

STATE OF WISCONSIN INVESTMENT BOARD

By: /s/ Christopher P. Prestigiacomo
Name: Christopher P. Prestigiacomo
Title: Portfolio Manager

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

THE STANDARD FIRE INSURANCE COMPANY

By: /s/ David D. Rowland
Name: David D. Rowland
Title: Executive Vice President

ST. PAUL FIRE AND MARINE INSURANCE COMPANY

By: /s/ David D. Rowland
Name: David D. Rowland
Title: Executive Vice President

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

RGA REINSURANCE COMPANY

By: /s/ Amy Gibson
Name: Amy Gibson
Title: Vice President

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

MODERN WOODMEN OF AMERICA

By     /s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Group Head – Private Placements

MODERN WOODMEN OF AMERICA

By     /s/ Christopher M. Cramer
Name: Christopher M. Cramer
Title: Manager – Fixed Income

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK

By:	Ameritas Investment Partners Inc., as Agent

By: /s/ Tina Udell
Name: Tina Udell
Title: Vice President and Managing
Director

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement

Accepted and agreed to as
of the date hereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By: /s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

Jacobs Engineering Group Inc.        Amendment to Note Purchase Agreement